Exhibit 10.4

                                [LOGO COGENT CAPITAL CORP.]

Date:    May 31, 2005

To:      Xstream Beverage Network, Inc.

From:    Cogent Capital Corp.

                       SUBJECT: EQUITY OPTION TRANSACTION
                       ----------------------------------

The purpose of this communication is to set forth the terms and conditions of the Call Option transaction entered into on the Trade Date referred to below (the "Option Transaction"), between Cogent Capital Corp., a Utah corporation ("Cogent" or "we") and Xstream Beverage Network, Inc., a Nevada corporation ("XSBV" or "you"). This communication constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below.

This Confirmation incorporates the definitions and provisions contained in the 2002 ISDA Equity Derivatives Definitions as published by the International Swap and Derivatives Association, Inc. (the "Equity Definitions"). In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.

1. This Confirmation will supplement, form a part of, and be subject to the ISDA Master Agreement dated as of May 31, 2005 between Xstream Beverage Network and Cogent (the "Master Agreement"). All provisions contained in, or incorporated by reference to, the Master Agreement shall govern this Confirmation except as expressly modified below. In the event of any inconsistency between the provisions of that Master Agreement and this Confirmation, this Confirmation shall prevail for the purpose of this Equity Option Transaction. In addition, this Confirmation shall itself evidence a complete and binding agreement between you and us as to the terms and conditions of the Equity Option Transaction to which this Confirmation relates.

Cogent and Xstream Beverage Network each represents that entering into the Equity Transaction is authorized and does not violate any laws of its jurisdiction of organization or residence or the terms of any agreement to which it is a party. Cogent and Xstream Beverage Network each represents that (i) it is not relying on the other party in connection with its decision to enter into this Option Transaction, and neither party is acting as an advisor or fiduciary of the other party in connection with this Option Transaction regardless of whether the other party provides it with market information or its views; (ii) it understands the risks of the Option Transaction and any legal, regulatory, tax, accounting and economic consequences resulting therefrom; and (iii) it has determined based upon its own judgment and upon any advice received from its own


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professional advisors as it has deemed necessary to consult that entering into the Option Transaction is appropriate for such party in light of its financial capabilities and objectives.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

General Terms:

         Trade Date:                        May 31, 2005

         Option Style:                      European

         Option Type:                       Call

         Seller:                            Cogent

         Buyer:                             Xstream Beverage Network

         Shares:                            Xstream Beverage Network, Inc.
                                            common shares ("XSBV") CUSIP number

         Number of Options:                 6,315,789

         Option Entitlement:                1 Share per Option

         Strike Price:                      The "Strike Price" shall equal the
                                            average of the Relevant Prices for
                                            the Averaging Dates relating to that
                                            Expiration Date.

         Averaging Dates:                   The ten trading days up to and
                                            including that Expiration Date

         Averaging Date Disruption:         Modified Postponement

         Relevant Price:                    For each Averaging Date, the average
                                            of the bid and ask price per Share
                                            as determined by the Calculation
                                            Agent at the Valuation Time on that
                                            Averaging Date.

         Valuation Time:                    The closing time on the Exchange

         Premium:                           $1

         Premium Payment Date:              Trade Date

         Exchange:                          All Exchanges

         Related Exchange(s):               All Exchanges

         Clearance System(s):               DTC or Physical Certificate(s)

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         Knock-in Event:                    Applicable. The "Knock-in Event"
                                            shall occur at the time that the
                                            disbursements contemplated by
                                            Section 2 of the Escrow Agreement
                                            (as defined in the Schedule to the
                                            Master Agreement) have been
                                            completed, but only if such
                                            disbursements are completed on or
                                            before the Knock-in Determination
                                            Day.

         Knock-in Determination Day(s):     May 31, 2005

Procedures for Exercise:

         Latest Exercise Time:              Notice given 12:00 noon, New York
                                            time, April 30, 2007

         Expiration Time:                   The official closing time on the
                                            Exchange

         Expiration Date:                   May 31, 2007

         Multiple Exercise:                 Not Applicable

         Automatic Exercise:                Not Applicable

         Minimum Number of Options:         The Number of Options. As a result,
                                            this Option may only be exercised in
                                            whole, and not in part.

         Seller's Telephone
         Number and Telex and/or
         Facsimile Number and Contact
         Details for purpose of giving
         Notice:                            Telephone: 801-523-6063
                                            Facsimile: 801-576-0583

Settlement Terms:

         Physical Settlement:               Applicable. Certificates with
                                            standard Rule 144 transfer
                                            restrictions may be used for good
                                            delivery.

         Settlement Currency:               USD

         Settlement Method Election:        Not Applicable

         Default Settlement Method:         Physical Settlement

Adjustments:

         Method of Adjustment:              Calculation Agent Adjustment

         Options Exchange:                  Related Exchange

Extraordinary Events:

Consequences of Merger Events:

                   Share-for-Share:         Calculation Agent Adjustment

                   Share-for-Other:         Calculation Agent Adjustment

                   Share-for-Combined:      Calculation Agent Adjustment



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Tender Offer:                                        Applicable

Consequences of Tender Offers:

                      Share-for-Share:      Calculation Agent Adjustment

                      Share-for-Other:      Calculation Agent Adjustment

                      Share-for-Combined:   Calculation Agent Adjustment


Composition of Combined Consideration:      Applicable

Nationalization, Insolvency or Delisting:   Negotiated Close-Out

Additional Disruption Events:

                  Change in Law:            Applicable

                  Failure to Deliver:       Applicable

                  Insolvency Filing:        Applicable


         Determining Party:                 Cogent

Non-Reliance:                               Applicable

4. Calculation Agent:                       Cogent

5. Account Details:

         Account for payments to Cogent:                        To be provided.

         Account for payments to Xstream Beverage Network:      To be provided.

         Account for delivery of Shares to
         Xstream Beverage Network:                              To be provided.

6. Relationship between the parties:

          (a) Except as expressly provided herein, each party acknowledges that in connection with entering into this Transaction, it has not entered into any agreements, arrangements or understandings with the other party or any related entity of such party in relation to timing or manner of any acquisition or disposal of any Shares, the voting rights attaching to any Shares or the management of the Issuer.

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7. Governing Law: the laws of the State of New York (without reference to choice of law doctrine).

         Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us or by sending to us a letter or telex substantially similar to this letter, which letter or telex sets forth the material terms of the Transaction to which this Confirmation relates and indicates your agreement to those terms.

                                            Yours sincerely,

                                            Cogent Capital Corp.



                                            By: /s/_____________________________
                                                Gregory L. Kofford
                                                President

Confirmed as of the date first above written:

Xstream Beverage Network, Inc.



By:  /s/________________________________
Name: Theodore Farnswoth
Title: CEO

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